UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 21, 2009
___________________

ARABIAN AMERICAN DEVELOPMENT COMPANY

 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-6247 (Commission File Number)	75-1256622 (IRS Employer Identification No.)

P. O. Box 1636, 7752 FM 418, Silsbee, Texas  77656
(Address of principal executive offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (409) 385-8300

10830 N Central Expressway, Suite 175, Dallas, Texas 75231
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 21, 2009, the Board of Directors accepted the resignation of Dr. Ibrahim A. Al Moneef from his position as Director of the Registrant, as a member of the Compensation and Nominating Committees and as a member of the Al Masane Al Kobra (“AMAK”) Board.  Mr. Robert E. Kennedy was chosen by the Board to replace Dr. Al Moneef as the Company’s representative on the AMAK board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARABIAN AMERICAN DEVELOPMENT COMPANY

Date:  April 21, 2009                                                                By: /s/ Connie Cook___________
                           Connie Cook, Secretary